INVESTOR PRESENTATION NYSE: GNTY 4TH QUARTER 2024

SAFE HARBOR STATEMENT ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of December 31, 2024, Guaranty Bancshares, Inc. had total assets of $3.1 billion, total loans of $2.1 billion and total deposits of $2.7 billion. Visit www.gnty.com for more information. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission. We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and we do not intend, and assume no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

QUARTERLY HIGHLIGHTS Ty Abston CEO and Chairman of the Board Shalene Jacobson EVP and Chief Financial Officer

Q4 2024 – FINANCIAL RESULTS EARNINGS, ROAA AND NIM BALANCE SHEET NONINTEREST INCOME AND EXPENSE Total assets were $3.12 billion at Dec 31, 2024, compared to $3.18 billion at Dec 31, 2023 Total gross loans were $2.13 billion at Dec 31, 2024, compared to $2.32 billion at Dec 31, 2023 Gross loans decreased $5.4 million (0.3%) in 4Q24 and decreased $191.4 million (8.2%) in 2024 Total deposits were $2.69 billion at Dec 31, 2024, compared to $2.63 billion at Dec 31, 2023 Total deposits increased $23.3 million (0.9%) in 4Q24 and increased $58.9 million (2.2%) in 2024 Total equity was $319.1 million at Dec 31, 2024, compared to $303.8 million at Dec 31, 2023 Paid cash dividend of $0.24/share in each quarter in 2024, compared to $0.23 in each quarter in 2023 Noninterest income increased by $572,000, or 11.1%, from $5.2 million in 3Q24 to $5.7 million in 4Q24, primarily due to an increase in other noninterest income of $507,000, or 52.0%, resulting primarily from a gain on the sale of a commercial ORE property in Austin, Texas during 4Q24 Noninterest expense decreased $798,000, or 3.9%, from 3Q24 primarily from a $538,000, or 4.6%, decrease in employee compensation and benefits due to lower healthcare and salary expenses, and a $371,000, or 21.3%, decrease in other noninterest expense due to $360,000 in additional ORE-related holding costs incurred during 3Q24 that were not present in 4Q24 Efficiency ratio of 62.23% for 4Q24 compared to 70.47% for 3Q24 and 74.81% for 4Q23 Net earnings of $10.0 million during the quarter and $31.5 million for the year Net earnings per basic share of $0.88 in 4Q24 and $2.75 for the year ROAA of 1.27% and ROAE of 12.68% in 4Q24 compared to 0.96% and 9.58%, respectively, in 3Q24 and 1.01% and 10.30%, respectively, for the year Net interest margin (FTE) was 3.54% in 4Q24, compared to 3.33% in 3Q24 and 3.32% for the year Loan yield was 6.42% in 4Q24, compared to 6.35% in 3Q24 and 6.32% for the year Cost of total deposits was 2.11% in 4Q24, compared to 2.31% in 3Q24 and 2.23% for the year** **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

ACL Reversal of provision for credit losses of $250,000 in 4Q24 and a $2.2 million reversal for the year ending Dec 31, 2024 Reversals in provision due to a reduction in gross loan balances and stable credit trends No qualitative factor adjustments in 4Q24 Allowance for credit losses (ACL) coverage was 1.33% at both Dec 31, 2024 and Dec 31, 2023 LOAN PORTFOLIO & CREDIT QUALITY Gross loans decreased $5.4 million, or 0.3%, in 4Q24 and $191.4 million YTD Weighted average yield on new loan originations in 4Q24 was 7.36%, compared to 8.07% in 3Q24 and 7.94% for the year Nonperforming assets to total assets were 0.16% as of Dec 31, 2024, compared to 0.66% as of Sep 30, 2024 Net charge-offs were $3,000 in 4Q24, compared to $239,000 in 3Q24, $220,000 in 4Q23 and $430,000 for the year Net charge-offs to average loans were 0.00% in 4Q24, compared to 0.04% in both 3Q24 and 4Q23 and 0.02% for the year Loan portfolio quality remains strong and we expect credit metrics to continue to benefit from good economic conditions in Texas CRE and real estate C&D represent 40.7% and 10.3% of our total loan portfolio, respectively. Office-related loans represent 5.9% of the total loan portfolio and have an average balance of $530,000 Nonaccrual loans were $3.7 million as of Dec 31, 2024 and $5.1 million as of Sep 30, 2024, or 0.17% and 0.24% of total loans, respectively Substandard loans at Dec 31, 2024 were $2.4 million, down from $12.3 million at Sep 30, 2024 and $24.6 million at Dec 31, 2023 Q4 2024 – CREDIT & ACL INFO

DEPOSITS Granular deposits: 90,215 total deposit accounts with an average balance of $29,842 Uninsured deposits, excluding public funds and GNTY-owned accounts, are 26.3% of total deposits Total deposits increased by $23.3 million during 4Q24, savings and money market account balances increased $29.1 million and DDA account balances increased $3.4 million, while time deposit balances decreased $9.2 million. Total deposits increased $58.9 million during the year Loan-to-deposit ratio of 79.2% as of Dec 31, 2024, 80.05% as of Sep 30, 2024 and 88.20% as of Dec 31, 2023 Noninterest-bearing deposits represent 31.1% of total deposits as of Dec 31, 2024, down from 31.5% as of Sep 30, 2024 and 32.4% as of Dec 31, 2023 Q4 2024 – Deposits, Liquidity & Capital LIQUIDITY & INVESTMENTS Liquidity ratio* was 16.5% at Dec 31, 2024, compared to 12.2% at Dec 31, 2023 FHLB advances decreased from $140.0 million at Dec 31, 2023 to no advances at Dec 31, 2024 Total available contingent liquidity from all sources was $1.3 billion at Dec 31, 2024 Total net unrealized loss on investment securities was $52.2 million, comprised of $20.7 million AFS and $31.5 million HTM. Net of tax, total unrealized loss was $41.3 million, which was 12.3% of total equity before losses** Capital ratios remain strong. Total equity to average assets as of Dec 31, 2024 was 10.2% If we had to recognize our entire unrealized losses on both AFS and HTM securities, the ratio would be 9.4%** During 2024, we repurchased 210,074 shares, or 1.8% of average shares outstanding during the year, at an average price of $29.83 per share CAPITAL *Calculated as cash and cash equivalents and unpledged securities divided by total liabilities. **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

Q & A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Net Unrealized Loss on Securities, Tax Effected, as a Percentage of Total Equity (dollars in thousands) December 31, 2024 Total equity(1) $ 319,074 Less: net unrealized loss on HTM securities, tax effected (24,875) Total equity, including net unrealized loss on AFS and HTM securities $ 294,199 Net unrealized loss on AFS securities, tax effected 16,398 Net unrealized loss on HTM securities, tax effected 24,875 Net unrealized loss on AFS and HTM securities, tax effected $ 41,273 Net unrealized loss on securities as % of total equity(1) 12.9% Total equity before impact of unrealized losses $ 335,472 Net unrealized loss on securities as % of total equity before impact of unrealized losses 12.3% Total average assets $ 3,129,096 Total equity to average assets 10.2% Total equity, adjusted for tax effected net unrealized loss, to average assets 9.4% (1) Includes the net unrealized loss on AFS securities of $16.4 million, tax effected.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cost of Total Deposits Quarter Ended Year Ended (dollars in thousands) December 31, 2024 September 30, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Total average interest-bearing deposits $ 1,855,713 $ 1,821,395 $ 1,788,863 $ 1,815,672 $ 1,698,758 Adjustments: Noninterest-bearing deposits 842,655 800,573 865,817 821,291 924,945 Total average deposits $ 2,698,368 $ 2,621,968 $ 2,654,680 $ 2,636,963 $ 2,623,703 Total deposit-related interest expense $ 14,301 $ 15,243 $ 14,311 $ 58,827 $ 44,981 Average cost of interest-bearing deposits 3.07% 3.33% 3.17% 3.24% 2.65% Average cost of total deposits 2.11% 2.31% 2.14% 2.23% 1.71%